ACQUISITION AND DISPOSITIONS	6 Months Ended
Jun. 30, 2017
ACQUISITION AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS

5.   ACQUISITION AND DISPOSITIONS

ACQUISITION

Spectra Energy Corp

On February 27, 2017, Enbridge and Spectra Energy Corp (Spectra Energy) combined in a stock-for-stock merger transaction (the Merger Transaction) for a purchase price of $37.5 billion. Under the terms of the Merger Transaction, Spectra Energy shareholders received 0.984 shares of Enbridge for each share of Spectra Energy common stock that they owned, giving Enbridge 100% ownership of Spectra Energy.

Consideration offered to complete the Merger Transaction included 691 million common shares of Enbridge at US$41.34 per share, based on the February 24, 2017 closing price on the New York Stock Exchange (NYSE), for a total value of $37,429 million in common shares issued to Spectra Energy shareholders, plus approximately $3 million in cash in lieu of any fractional shares, and 3.5 million share options with a fair value of $77 million, that were exchanged for Spectra Energy’s outstanding stock compensation awards.

Spectra Energy, through its subsidiaries and equity affiliates, owns and operates a large and diversified portfolio of complementary natural gas-related energy assets and is one of North America’s leading natural gas infrastructure companies. Spectra Energy also owns and operates a crude oil pipeline system that connects Canadian and United States producers to refineries in the United States Rocky Mountain and Midwest regions. The combination brings together two highly complementary platforms to create North America’s largest energy infrastructure company and meaningfully enhances customer optionality, positioning the Company for long-term growth opportunities, and strengthening the Company’s balance sheet.

The Merger Transaction has been accounted for as a business combination under the acquisition method of accounting as prescribed by ASC 805 Business Combinations. The acquired tangible and intangible assets and assumed liabilities are recorded at their estimated fair values at the date of acquisition.

The purchase price allocation was prepared on a preliminary basis and is subject to change as additional information becomes available concerning the fair value and tax bases of the assets acquired. The allocation of goodwill to reporting units is outstanding at the date of issuance of the Company’s consolidated financial statements. Any adjustments to the purchase price allocation will be made as soon as practicable but no later than one year from the date of acquisition.

The following table summarizes the estimated fair values that were assigned to the net assets of Spectra Energy:

February 27,	2017
(millions of Canadian dollars)
Fair value of net assets acquired:
Current assets (a)	2,365
Property, plant and equipment, net (b)	34,680
Restricted long-term investments	144
Long-term investments (c)	5,000
Deferred amounts and other assets (d)	2,920
Intangible assets (e)	2,118
Current liabilities	(3,434)
Long-term debt (d)	(21,925)
Other long-term liabilities	(1,983)
Deferred income taxes	(8,331)
Noncontrolling interests (f)	(8,792)

2,762
Goodwill (g)	34,747

37,509

Purchase price:
Common shares	37,429
Cash	3
Fair value of outstanding earned stock compensation awards recorded in Additional paid-in capital	77

37,509

a)

Accounts receivable is comprised primarily of customer trade receivables and the natural gas imbalance balance. As such, the fair value of accounts receivable approximates the net carrying value of $1,174 million. The gross amount due of $1,190 million, of which $16 million is not expected to be collected, is included in current assets.

b)

The Company has applied the valuation methodologies described in ASC 820, Fair Value Measurements and Disclosures, to value the property, plant and equipment purchased. The fair value of Spectra Energy’s rate-regulated property, plant and equipment was determined using a market participant perspective, which is their carrying amount. The fair value of the remaining non-regulated property, plant and equipment was determined primarily using variations of the income approach, which is based on the present value of the future after-tax cash flows attributable to each non-regulated asset. Some of the more significant assumptions inherent in the development of the values, from the perspective of a market participant, include, but are not limited to, the amount and timing of projected future cash flows (including revenue and profitability); the discount rate selected to measure the risks inherent in the future cash flows; the assessment of the asset’s life cycle; the competitive trends impacting the asset; and customer turnover.

c)

Long-term investments represent Spectra Energy’s 50% equity investment in DCP Midstream, L.L.C. (DCP Midstream), Gulfstream Natural Gas System, L.L.C., NEXUS Gas System Transmission L.L.C., Steckman Ridge LP, Islander East Pipeline Company, L.L.C., Southeast Supply Header L.L.C., and 10% equity interest in PennEast Pipeline Company LLC (PennEast). The fair value of these investments was determined using an income approach.

d)

Fair value of long-term debt was determined based on the current underlying Government of Canada and United States Treasury interest rates on the corresponding bonds, as well as an implied credit spread based on current market conditions. The fair value adjustment to long-term debt related to rate-regulated entities of $629 million also results in a regulatory offset in Deferred amounts and other assets.

e)

Intangible assets consist of customer relationships in the non-regulated business, which represent the underlying relationship from long-term agreements with customers that are capitalized upon acquisition, determined using the income approach. Intangible assets are amortized on a straight-line basis over their expected lives.

f)

The fair value of Spectra Energy’s noncontrolling interests includes approximately 78.4 million Spectra Energy Partners, LP (SEP) common units outstanding to the public, valued at the February 24, 2017 closing price of US$44.88 per common unit on the NYSE, and units held by third parties in Maritimes and Northeast Pipeline, Sabal Trail Transmission, L.L.C. and Algonquin Gas Transmission, L.L.C., valued based on the underlying net assets of each reporting unit and preferred stock held by third parties in Union Gas Limited (Union Gas) and Westcoast Energy Inc.

g)

The Company recorded $34.7 billion in goodwill, which is primarily related to expected synergies from the transaction. The goodwill balance recognized is not deductible for tax purposes. Factors that contributed to the goodwill include the opportunity to expand Enbridge’s natural gas pipelines segment, the potential for cost and supply chain optimization synergies, existing assembled assets and work force that cannot be duplicated at the same cost by a new entrant, franchise rights and other intangibles not separately identifiable because they are inextricably linked to the provision of regulated utility service and the enhanced scale and geographic diversity which provide greater optionality and platforms for future growth.

Acquisition-related expenses incurred to date were approximately $229 million. Costs incurred for the three and six months ended June 30, 2017 of $26 million and $178 million (six months ended December 31, 2016 - $51 million) are included in Operating and administrative expenses in the Consolidated Statements of Earnings.

For the six months ending December 31, 2017 and for the years ending December 31, 2018 through 2021, the Company has future minimum lease payment commitments for operating leases of $25 million, $49 million, $49 million, $44 million, $40 million respectively, and $196 million thereafter, as a result of the Merger Transaction.

Upon completion of the Merger Transaction, the Company began consolidating Spectra Energy.

Since the closing date through June 30, 2017, Spectra Energy has generated approximately $2,398 million in revenues and $327 million in earnings.

The following supplemental pro forma consolidated financial information of the Company for the three and six months ended June 30, 2017 and 2016 includes the results of operations for Spectra Energy as if the Merger Transaction had been completed on January 1, 2016.

	Three months ended		Six months ended
	June 30,		June 30,
	2017	2016	2017	2016
(millions of Canadian dollars, except per share amounts)
Revenues	11,116	9,387	23,553	20,049
Earnings attributable to Enbridge Inc. common shareholders1	938	511	1,929	2,067

1	Merger Transaction costs of $26 million and $178 million (after-tax $19 million and $130 million) were excluded from earnings for the three and six months ended June 30, 2017.

DISPOSITIONS

Sandpiper Project

During the three months ended June 30, 2017, the Company sold unused pipe related to the Sandpiper project for cash proceeds of approximately $130 million (US$97 million). A gain on disposal of $69 million (US$52 million) was included in Operating and administrative expense on the Consolidated Statements of Earnings. These assets were a part of the Company’s Liquid Pipelines segment.

Ozark Pipeline

On March 1, 2017, the Company completed the sale of the Ozark Pipeline assets to a subsidiary of MPLX LP for cash proceeds of approximately $294 million (US$219 million), including reimbursement of costs. A gain on disposal of $14 million (US$10 million) was included in Operating and administrative expense on the Consolidated Statements of Earnings. These assets were a part of the Company’s Liquids Pipelines segment.